UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2025

Vivid Seats Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40926	86-3355184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 E. Washington Street Suite 900
Chicago, Illinois		60602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 312 291-9966

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SEAT	The Nasdaq Stock Market LLC
Warrants to purchase one share of Class A common stock	SEATW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) to the Current Report on Form 8-K of Vivid Seats Inc. originally filed with the Securities and Exchange Commission on March 12, 2025 (the “Original Report”) amends the Original Report and is being furnished solely to (a) correct the Date of Report (Date of earliest event reported) on the cover page by changing it from February 28, 2025 to March 12, 2025 and (b) furnish a corrected version (the “Corrected Exhibit”) of the press release furnished as Exhibit 99.1 to the Original Report (the “Original Exhibit”). The Corrected Exhibit, which is attached as Exhibit 99.1 hereto, corrects the Consolidated Statement of Cash Flows attached to the Original Exhibit by (i) replacing the line item "Loss on extinguishment of debt" with the line item "Adjustment of liabilities under TRA" in the Cash flows from operating activities section and (ii) adding the line item "Investments in developed technology" in the Cash flows from investing activities section. No other changes have been made to the Original Report, and this Amendment does not amend, modify, or otherwise update any other information in the Original Report.

Item 2.02. Results of Operations and Financial Condition.

On March 12, 2025, Vivid Seats Inc. issued a press release providing financial results for the fourth quarter and fiscal year ended December 31, 2024, a copy of which is attached as Exhibit 99.1 hereto.

The information set forth under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Corrected press release issued by Vivid Seats Inc., dated March 12, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vivid Seats Inc.

Date:	March 12, 2025	By:	/s/ Lawrence Fey
Lawrence Fey Chief Financial Officer